UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Silver Star Properties REIT, Inc.
(Name of Registrant as Specified In Its Charter)

Allen R. Hartman Hartman XX Holdings, Inc. Hartman vREIT XXI, Inc. Hartman Family Protection Trust LISA HARTMAN Charlotte Hartman VICTORIA HARTMAN MASSEY MARGARET HARTMAN
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL MEETING OF STOCKHOLDERS
OF
SILVER STAR PROPERTIES REIT, INC.

SUPPLEMENT DATED JUNE 23, 2025 TO THE PROXY STATEMENT
OF
THE HARTMAN GROUP

PLEASE VOTE THE BLUE UNIVERSAL PROXY CARD TODAY

Allen R. Hartman, director of Silver Star Properties REIT, Inc. (the “Company” or “Silver Star”), and certain other stockholders, including Mr. Hartman’s affiliates, Hartman XX Holdings, Inc., Hartman vREIT XXI, Inc., Hartman Family Protection Trust, and his spouse Lisa Hartman, as well as Mr. Hartman’s adult daughters, Charlotte Hartman, Victoria Hartman Massey, and Margaret Hartman (collectively, the “Hartman Group” or “we”) is one of the largest stockholders of the Company. We beneficially own 5,230,860 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), representing approximately 7.76% of the issued and outstanding Common Stock.

On June 20, 2025, the Company filed a supplement (the “Silver Star Proxy Supplement”) to its definitive proxy statement originally filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2025 (the “Silver Star Proxy Statement”) announcing that the date for the Company’s 2025 Annual Meeting has been changed to Tuesday, July 15, 2025 at 10:00 a.m. Central Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). In addition to rescheduling the Annual Meeting, the Company also announced that it had set a new record date for the Annual Meeting of June 20, 2025.1 The Company had previously announced on June 16, 2025 that the Company’s Board of Directors (the “Board”) had determined that a “Flip-In Event” had occurred under the Company’s Rights Agreement, thereby triggering the Company’s Rights Agreement, or poison pill, and the Board claimed to have acted to protect the Company’s business plans and shareholders from a group of dissidents acting against the shareholders’ interests. To put it simply, we believe the Board is attacking the Hartman Group because they disagree with the incumbent Board.

On June 3, 2025, we filed a definitive proxy statement (the “Hartman Proxy Statement”) with the SEC in connection with our solicitation of proxies to vote for (i) the election of directors that the Hartman Group has nominated for election at the Annual Meeting and (ii) the rejection of the Company’s alternate strategy proposal, and in favor of liquidating the Company’s assets in an orderly manner in accordance with the terms of its articles of incorporation and returning capital to stockholders, as detailed in the Hartman Proxy Statement. We are furnishing this proxy statement supplement (this “Proxy Supplement”) to stockholders on or about June 23, 2025 in order to update the Hartman Proxy Statement to reflect the developments associated with the Company’s announcement in the Silver Star Proxy Supplement that it has changed the record date and meeting date of the Annual Meeting and triggered the Company’s poison pill. This Proxy Supplement should be read in conjunction with the Hartman Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Hartman Proxy Statement continues to apply and should be considered in voting your shares. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Hartman Proxy Statement.

The Board’s decision to change the record date to June 20, 2025, a date that is several days following the date on which the poison pill was triggered, we believe has the primary purpose of entrenching the three members of the Board’s Executive Committee (Gerald Haddock, Jack Tompkins and James Still) and blocking stockholders from having a free and fair election. The Executive Committee has acted with blatant disregard for law throughout the proxy contest, and this latest attempt to prevent stockholders from having their say we believe constitutes a violation of the Board’s fiduciary obligations.

1 The Silver Star Proxy Supplement confusingly states both that the new record date is June 20, 2025 and June 19, 2025. Apparently in the Board’s haste to dilute one of its largest shareholders in an attempt to manipulate a crucial vote, they did not have time to even figure out what the new record date was. In either event, the new record date has been set after the June 16, 2025 triggering of the poison pill.

Moreover, we believe that the Board has improperly triggered the poison pill for the primary purpose of diluting the ownership of the Hartman Group in a bid by the Executive Committee to remain in power. To our knowledge, Silver Star is the first company in U.S. history to trigger a poison pill twice. While the Silver Star Proxy Supplement did not disclose the reasons for the triggering of the poison pill, or the identity of the stockholders who in its view represent the “Acquiring Persons”, given the near-daily communications from Silver Star attempting to shift blame for the Executive Committee’s failures to Mr. Hartman, and as Silver Star has previously triggered a poison pill in January 2024 to dilute the Hartman Group in response to Mr. Hartman’s attempts to cause the Company to hold an annual meeting of stockholders, we have to assume that Mr. Hartman and the Hartman Group are the target of this latest action. What is stated by the Board is they are acting to protect the Company’s business plans and shareholders from a group of dissidents acting against the shareholders’ interests. What we think this means is if you oppose the views of the Board, or more specifically Gerry Haddock, they will attack you, try to dilute your investment, and do anything they can to stay in power, irrespective of whether or not it complies with federal securities law or state law.

We are reviewing our legal options to block or rectify the Board’s improper actions. We anticipate that we will need to litigate these matters to once again protect Silver Star stockholders. However, we need your support to remove Gerald Haddock, Jack Tompkins and James Still from the Board and restore honest and qualified directors to the Board of Silver Star. Please vote the attached BLUE proxy card AGAINST the Company’s alternative strategy proposal and FOR the Hartman Nominees. Even if you have previously voted, you can vote again. Only your last dated proxy card will count, so please sign and return a BLUE proxy card today. It is vital that you show the Executive Committee that they cannot steal your Company and run it into the ground!

If you previously returned a proxy card that represented shares you held as of the prior record date, the Company has stated that it will accept your vote for all of your shares, which is your total shares after giving effect to common shares issued to you as a result of the Flip-In Event and redemption of Rights discussed above. If you are not sure if you voted, we ask that you please sign, date and return this proxy card promptly to register your vote on each of the Proposals and the election of directors.

As disclosed in the Hartman Proxy Statement, the Hartman Group engaged InvestorCom as its proxy solicitor in connection with this solicitation. If you need another copy of the Hartman Proxy Statement or this Proxy Supplement, please contact InvestorCom at the address and toll-free number set forth below. Please read the Hartman Proxy Statement and this Proxy Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the Annual Meeting. To the extent that information in this Proxy Supplement differs from or updates information contained in the Hartman Proxy Statement, the information in this Proxy Supplement shall supersede or supplement the information in the Hartman Proxy Statement.

THIS SOLICITATION IS BEING MADE BY THE HARTMAN GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD FOR THE HARTMAN NOMINEES AND AGAINST THE COMPANY’S ALTERNATIVE STRATEGY PROPOSAL. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A PROXY CARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THE HARTMAN PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AS DESCRIBED IN MORE DETAIL IN THE HARTMAN PROXY STATEMENT.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the Hartman Group’s proxy materials, please contact InvestorCom at the phone numbers or email address listed below.

InvestorCom

19 Old Kings Highway S.

Suite 130

Darien, CT 06820

Stockholders call toll free at (877) 972-0090

Banks and brokers call: (203) 972-9300

E-mail: Proxy@investor-com.com

BLUE UNIVERSAL PROXY CARD

SILVER STAR PROPERTIES REIT, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE HARTMAN GROUP AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF SILVER STAR PROPERTIES REIT, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Allen R. Hartman and Margaret Hartman and each of them as attorneys and agents with full power of substitution to vote all shares of common stock of Silver Star Properties REIT, Inc. (the “Company”) that the undersigned would be entitled to vote if personally attending the 2025 annual meeting of stockholders of the Company scheduled to be held in a virtual-only format via live audio webcast, on July 15, 2025 at 10:00 a.m. Central Time, (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Allen R. Hartman a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” THE THREE (3) HARTMAN NOMINEES IN PROPOSAL 3 (ALLEN R. HARTMAN, BRENT LONGNECKER AND BENJAMIN THOMAS) ONLY AND “WITHHOLD” WITH RESPECT TO THE OTHER CANDIDATES.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Hartman Group’s solicitation of proxies for the Annual Meeting.

If you previously returned a proxy card that represented shares you held as of the prior record date, the Company has stated that it will accept your vote for all of your shares, which is your total shares after giving effect to common shares issued to you as a result of the Flip-In Event and redemption of Rights discussed in the Proxy Supplement. If you are not sure if you voted, we ask that you please sign, date and return this proxy card promptly to register your vote on each of the Proposals and the election of directors.

IMPORTANT: PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

BLUE UNIVERSAL PROXY CARD

☒ Please mark vote as in this example.

1.	The Company’s proposal to execute an alternative strategy and pivot into self-storage.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE HARTMAN GROUP INTENDS TO VOTE “AGAINST” THE COMPANY’S PROPOSAL TO EXECUTE AN ALTERNATE STRATEGY RATHER THAN LIQUIDATE THE COMPANY’S ASSETS AND RETURN CAPITAL TO STOCKHOLDERS.

2.	The Company’s proposal to ratify the appointment of CBIZ CPAS P.C. as the Company’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE HARTMAN GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

3.	To elect THREE directors to serve for a one-year term ending at the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

YOU MAY SUBMIT VOTES FOR UP TO THREE (3) NOMINEES. IF YOU MARK FEWER THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) HARTMAN NOMINEES (ALLEN R. HARTMAN, BRENT LONGNECKER AND BENJAMIN THOMAS) ONLY AND “WITHHOLD” AS TO THE OTHER CANDIDATES. IMPORTANTLY, IF YOU MARK MORE THAN THREE (3) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, AND IT IS NOT CORRECTED, ALL OF YOUR VOTES ON PROPOSAL 3 REGARDING NOMINEES WILL BE DISREGARDED.

HARTMAN NOMINEES	FOR	WITHHOLD
1. Allen R. Hartman	☐	☐
2. Brent Longnecker	☐	☐
3. Benjamin Thomas	☐	☐

COMPANY NOMINEES	FOR	WITHHOLD
4. Gerald W. Haddock	☐	☐
5. Jack I. Tompkins	☐	☐
6. James S. Still	☐	☐

THE HARTMAN GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE HARTMAN NOMINEES AND “WITHHOLD” WITH RESPECT TO EACH OF THE COMPANY NOMINEES.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.